Exhibit 99.Section 19(a)

EXHIBIT 4: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: May 31, 2017

Distribution Amount Per Common Share: $0.1125

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0076	7%	$0.0941	10%
Net Realized ST Cap Gains	$0.0164	14%	$0.0243	3%
Net Realized LT Cap Gains	$0.0885	79%	$0.7816	87%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.9000	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through April 30, 2017(2)	8.15%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2017	7.11%
Cumulative total return at NAV for the fiscal year, through April 30, 2017(3)	3.96%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2017(1)	4.74%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$1,112,001, of which $24,907,665 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through April 30, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: June 30, 2017

Distribution Amount Per Common Share: $0.1125

The following table sets forth the estimated amounts of the current distribution, paid June 30, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains,  net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0301	27%	$0.1242	12%
Net Realized ST Cap Gains	$0.0638	57%	$0.0881	9%
Net Realized LT Cap Gains	$0.0186	16%	$0.8002	79%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$1.0125	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through May 31, 2017(2)	7.74%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2017	7.19%
Cumulative total return at NAV for the fiscal year, through May 31, 2017(3)	3.54%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2017(1)	5.39%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $69,950,534, of which $44,758,727 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through May 31, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: July 31, 2017

Distribution Amount Per Common Share: $0.1125

The following table sets forth the estimated amounts of the current distribution, paid July 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains,  net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0225	20%	$0.1467	13%
Net Realized ST Cap Gains	$0.0303	27%	$0.1184	11%
Net Realized LT Cap Gains	$0.0597	53%	$0.8599	76%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$1.1250	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through June 30, 2017(2)	9.86%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2017	6.79%
Cumulative total return at NAV for the fiscal year, through June 30, 2017(3)	10.27%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2017(1)	5.66%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $77,150,951, of which $51,118,411 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through June 30, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: August 31, 2017

Distribution Amount Per Common Share: $0.1125

The following table sets forth the estimated amounts of the current distribution, paid August 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains,  net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal YeartoDate(1)
Net Investment Income	$0.0197	17%	$0.1664	14%
Net Realized ST Cap Gains	$0.0356	32%	$0.1540	12%
Net Realized LT Cap Gains	$0.0530	47%	$0.9129	74%
Return of Capital or Other Capital Source	$0.0042	4%	$0.0042	0%
TOTAL (per common share):	$0.1125	100%	$1.2375	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through July 31, 2017(2)	10.23%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2017	6.71%
Cumulative total return at NAV for the fiscal year, through July 31, 2017(3)	12.28%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2017(1)	6.15%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $41,839,754, of which $15,208,911 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through July 31, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: September 29, 2017

Distribution Amount Per Common Share: $0.1125

The following table sets forth the estimated amounts of the current distribution, paid September 29, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains,  net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal YeartoDate(1)
Net Investment Income	$0.0206	18%	$0.1870	14%
Net Realized ST Cap Gains	$0.0321	29%	$0.1861	14%
Net Realized LT Cap Gains	$0.0598	53%	$0.9727	72%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0042	0%
TOTAL (per common share):	$0.1125	100%	$1.3500	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through August 31, 2017(2)	10.33%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2017	6.68%
Cumulative total return at NAV for the fiscal year, through August 31, 2017(3)	13.52%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2017(1)	6.68%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $74,160,279, of which $38,486,870 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through August 31, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: October 31, 2017

Distribution Amount Per Common Share: $0.1125

The following table sets forth the estimated amounts of the current distribution, paid October 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized  long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.1125	100%	$0.1125	100%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.1125	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through September 30, 2017(2)	10.08%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2017	6.71%
Cumulative total return at NAV for the fiscal year, through September 30, 2017(3)	13.64%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2017(1)	0.56%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $34,165,454, of which $30,046,256 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through September 30, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: November 30, 2017

Distribution Amount Per Common Share: $0.1125

The following table sets forth the estimated amounts of the current distribution, paid November 30, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0411	37%	$0.1536	68%
Net Realized ST Cap Gains	$0.0714	63%	$0.0714	32%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.2250	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through October 31, 2017(2)	8.17%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2017	7.09%
Cumulative total return at NAV for the fiscal year, through October 31, 2017(3)	-4.76%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2017(1)	1.18%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$2,368,250, of which $9,502,271 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through October 31, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577